UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5066

Legg Mason Partners Arizona Municipals Fund, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31,

Date of reporting period: November 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

NOVEMBER 30, 2006

Legg Mason Partners

Arizona Municipals Fund, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Arizona Municipals Fund, Inc.

Semi-Annual Report  •  November 30, 2006

What’s

Inside

Fund Objective

The Fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes* as is consistent with the preservation of capital.

*	Certain investors may be subject to the Federal Alternative Minimum Tax and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy took a step backwards and growth slowed during the six-month reporting period. After gross domestic product (“GDP”)i increased a modest 1.7% in the last three months of 2005, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% according to the U.S. Commerce Department, and the final estimate for third quarter GDP growth was 2.0%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

After a prolonged period of rising interest rates, both short- and long-term yields declined over the reporting period. After peaking in late June—when two- and 10-year Treasuries hit 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the six months ended November 30, 2006, two-year Treasury yields fell from 5.04% to 4.62%. Over the same period, 10-year Treasury yields declined from 5.12% to 4.46%.

Looking at the municipal market, it lagged its taxable bond counterparts over the six months ended November 30, 2006. Over that period, the Lehman Brothers Municipal

Legg Mason Partners Arizona Municipals Fund, Inc.         I

Bond Indexiv and the Lehman Brothers U.S. Aggregate Indexv returned 4.53% and 5.93%, respectively.

Performance Review

For the six months ended November 30, 2006, Class A shares of Legg Mason Partners Arizona Municipals Fund, Inc., excluding sales charges, returned 9.05%. These shares outperformed the Lipper Arizona Municipal Debt Funds Category Average1 which increased 4.58%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 4.53% for the same period.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of November 30, 2006 (excluding sales charges) (unaudited)

6 Months
Arizona Municipals Fund — Class A Shares	9.05%

Lehman Brothers Municipal Bond Index	4.53%

Lipper Arizona Municipal Debt Funds Category Average	4.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 8.72% and Class C shares returned 8.81% over the six months ended November 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yields for Class A, Class B, and Class C shares were 3.66%, 3.17% and 3.30%, respectively. Absent current reimbursements or waivers, the 30-Day SEC Yields for Class A, Class B and Class C shares would have been 3.30%, 2.80% and 2.93%, respectively.
The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended November 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 32 funds in the Fund’s Lipper category, and excluding sales charges.

II         Legg Mason Partners Arizona Municipals Fund, Inc.

Special Shareholder Notices

Effective as of the close of business on July 12, 2006, the Fund was closed to new purchases and exchanges, except for dividend reinvestments and other limited exceptions.

Shareholder approval of a reorganization pursuant to which the Fund’s assets will be acquired, and its liabilities assumed by the Legg Mason Partners Managed Municipals Fund, Inc. (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund has been obtained. It is expected that the Fund will then be liquidated, and shares of the Acquiring Fund will be distributed to Fund shareholders on or about February 2, 2007.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund's current prospectus for more information.

The Fund was formerly known as Smith Barney Arizona Municipals Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Legg Mason Partners Arizona Municipals Fund, Inc.         III

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 20, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund's investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund's share price. Portfolio holdings may include lower-rated securities that present greater risk of loss of principal than higher rated securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

[v]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV         Legg Mason Partners Arizona Municipals Fund, Inc.

Fund at a Glance (unaudited)

Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2006 and held for the six months ended November 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	9.05%	$1,000.00	$1,090.50	0.92%	$4.82

Class B	8.72	1,000.00	1,087.20	1.53	8.01

Class C	8.81	1,000.00	1,088.10	1.39	7.28

(1)	For the six months ended November 30, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.46	0.92%	$4.66

Class B	5.00	1,000.00	1,017.40	1.53	7.74

Class C	5.00	1,000.00	1,018.10	1.39	7.03

(1)	For the six months ended November 30, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report         3

Schedule of Investments (November 30, 2006) (unaudited)

LEGG MASON PARTNERS ARIZONA MUNICIPALS FUND, INC.

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 98.0%
Escrowed to Maturity (a) — 10.1%
		Maricopa County, AZ:
$295,000	AAA	GO, Elementary School District No. 14, Creighton School Improvement Project of 1990, Series C, FGIC-Insured, 6.500% due 7/1/08	$308,505
500,000	AAA	IDA, Hospital Facilities Revenue, Samaritan Health Services, Series A, MBIA-Insured, 7.000% due 12/1/16 (b)	615,725
2,125,000	NR	IDA, MFH Revenue, Stanford Court Apartments, Series B, 6.250% due 7/1/18	2,251,119

		Total Escrowed to Maturity	3,175,349

General Obligation — 15.1%
		Maricopa County, AZ, GO, Elementary School District:
1,000,000	A	No. 08, Osborne Elementary School District, 7.500% due 7/1/09	1,088,530
355,000	AAA	No. 14, Creighton School Improvement Project of 1990, Series C, FGIC-Insured, 6.500% due 7/1/08	371,032
		Phoenix, AZ, GO:
1,400,000	AA+	Series A, 6.250% due 7/1/17	1,711,346
400,000	AA+	Series B, 5.000% due 7/1/22	425,748
1,000,000	AAA	Pima County, AZ, Unified School District No. 1, Tucson, FGIC-Insured, 7.500% due 7/1/10	1,130,320

		Total General Obligation	4,726,976

Hospitals — 10.8%
1,500,000	Baa3(c)	Arizona Health Facilities Authority, Hospital Systems Revenue, Phoenix Children’s Hospital, Series A, 6.125% due 11/15/22 (d)	1,571,280
		Maricopa County, AZ, Hospital Revenue, Sun Health Corp.:
1,500,000	BBB	5.900% due 4/1/09 (d)	1,538,925
285,000	BBB	Unrefunded Balance, 6.125% due 4/1/18	292,814

		Total Hospitals	3,403,019

Industrial Development — 6.8%
750,000	NR	Navajo County, AZ, IDA Revenue, Stone Container Corp. Project, 7.400% due 4/1/26 (e)	762,758
320,000	AAA	Pima County, AZ, IDA, Industrial Revenue Refunding, FSA-Insured, 7.250% due 7/15/10	322,851
1,000,000	AAA	Tucson, AZ, IDA, Lease Revenue, University of Arizona/Marshall Foundation, Series A, AMBAC-Insured, 5.000% due 7/15/22	1,058,020

		Total Industrial Development	2,143,629

Miscellaneous — 16.8%
		Phoenix, AZ, Civic Improvement Corp., Excise Tax Revenue, Senior Lien:
2,630,000	AAA	Adams Street Garage Project B, 5.375% due 7/1/29	2,778,937
2,350,000	AAA	Municipal Courthouse Project A, 5.375% due 7/1/29	2,483,080

		Total Miscellaneous	5,262,017

See Notes to Financial Statements.

4         Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Pre-Refunded (f) — 19.8%
$1,000,000	Aaa(c)	Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A, Call 10/1/11 @ 100, 5.000% due 10/1/19 (d)	$1,065,070
715,000	BBB	Maricopa County, AZ, Hospital Revenue, Sun Health Corp., Call 4/1/07 @ 102, 6.125% due 4/1/18	734,841
3,000,000	AAA	Mesa, AZ, IDA Revenue, Discovery Health Systems, Series A, MBIA-Insured, Call 1/1/10 @ 101, 5.625% due 1/1/29	3,205,620
		Phoenix, AZ, IDA, MFH Revenue, Ventana Palms Apartments Project, Series A, MBIA-Insured, Call 10/1/09 @ 102:
150,000	Aaa(c)	6.100% due 10/1/19	163,148
950,000	Aaa(c)	6.150% due 10/1/29	1,034,531

		Total Pre-Refunded	6,203,210

Transportation — 8.1%
		Phoenix, AZ, Civic Improvement Corp., Airport Revenue:
1,000,000	AAA	Junior Lien, FGIC-Insured, 5.375% due 7/1/29 (e)	1,006,030
1,500,000	AAA	Senior Lien, Series A, FSA-Insured, 5.000% due 7/1/25	1,539,930

		Total Transportation	2,545,960

Utilities — 7.1%
1,000,000	AA	Arizona Agricultural Improvement & Power District, Electric Systems Revenue, Salt River Project, Refunding, Series A, 5.000% due 1/1/23	1,060,740
145,000	BBB	Prescott Valley, AZ, Improvement District, Special Assessment, Sewer Collection System and Roadway Repair, 7.900% due 1/1/12	148,248
1,000,000	BB+	Yavapai County, AZ, IDA Revenue, Citizens Utilities Co. Project, 5.450% due 6/1/33 (e)	1,014,700

		Total Utilities	2,223,688

Water and Sewer — 3.4%
1,000,000	AAA	Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, FGIC-Insured, 5.000% due 7/1/24	1,050,760

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $28,889,752)	30,734,608

See Notes to Financial Statements.

Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report         5

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

SHORT-TERM INVESTMENT — 0.6%
Industrial Development — 0.6%
$200,000	A-1+	Phoenix, AZ, IDA, Revenue, Valley of The Sun YMCA Project, LOC-Bank of America, 3.650%, 12/1/06 (g) (Cost — $200,000)	$200,000

		TOTAL INVESTMENTS — 98.6% (Cost — $29,089,752#)	30,934,608
		Other Assets in Excess of Liabilities — 1.4%	445,207

		TOTAL NET ASSETS — 100.0%	$31,379,815

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.

(a)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)	Rating by Moody’s Investors Service.

(d)	All or a portion of this security is segregated for open futures contracts.

(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(f)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 7 and 8 for definitions of ratings.

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
FGIC	— Financial Guaranty Insurance Company
FSA	— Financial Security Assurance
GO	— General Obligation
IDA	— Industrial Development Authority
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing

See Notes to Financial Statements.

6         Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “C” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

 —Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “C,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report         7

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

8         Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report

Statement of Assets and Liabilities (November 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $29,089,752)	$30,934,608
Interest receivable	592,311
Receivable for Fund shares sold	74
Prepaid expenses	15,363

Total Assets	31,542,356

LIABILITIES:
Distributions payable	47,762
Payable for Fund shares repurchased	40,416
Payable to broker — variation margin on open futures contracts	24,063
Due to custodian	8,955
Deferred compensation payable	4,294
Investment management fee payable	3,199
Distribution fees payable	3,013
Directors’ fees payable	1,214
Accrued expenses	29,625

Total Liabilities	162,541

Total Net Assets	$31,379,815

NET ASSETS:
Par value (Note 6)	$3,109
Paid-in capital in excess of par value	32,034,005
Undistributed net investment income	256,287
Accumulated net realized loss on investments and futures contracts	(2,741,384)
Net unrealized appreciation on investments and futures contracts	1,827,798

Total Net Assets	$31,379,815

Shares Outstanding:
Class A	2,503,082

Class B	307,934

Class C	298,278

Net Asset Value:
Class A (and redemption price)	$10.09

Class B*	$10.09

Class C*	$10.09

Maximum Public Offering Price Per Share:
Class A† (based on maximum sales charge of 4.25%)	$10.54

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

†	Class A shares maximum initial sales charge increased from 4.00% to 4.25% on November 20, 2006.

See Notes to Financial Statements.

Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report         9

Statement of Operations (For the six months ended November 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$1,048,534

EXPENSES:
Investment management fee (Note 2)	86,998
Distribution fees (Notes 2 and 4)	42,807
Legal fees	30,734
Merger and proxy fees	28,330
Shareholder reports (Note 4)	22,891
Audit and tax	8,202
Registration fees	4,747
Directors’ fees (Note 2)	3,599
Transfer agent fees (Note 4)	1,296
Insurance	333
Custody fees	183
Miscellaneous expenses	3,767

Total Expenses	233,887
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(56,374)

Net Expenses	177,513

Net Investment Income	871,021

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	71,261
Futures contracts	(138,645)

Net Realized Loss	(67,384)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	2,211,907
Futures contracts	(75,630)

Change in Net Unrealized Appreciation/Depreciation	2,136,277

Net Gain on Investments and Futures Contracts	2,068,893

Increase in Net Assets From Operations	$2,939,914

See Notes to Financial Statements.

10         Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended November 30, 2006 (unaudited) and the year ended May 31, 2006

	November 30	May 31
OPERATIONS:
Net investment income	$871,021	$1,694,289
Net realized gain (loss)	(67,384)	997,662
Change in net unrealized appreciation/depreciation	2,136,277	(887,379)

Increase in Net Assets From Operations	2,939,914	1,804,572

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(723,574)	(1,619,707)

Decrease in Net Assets From Distributions to Shareholders	(723,574)	(1,619,707)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	505,936	5,581,439
Reinvestment of distributions	341,184	828,981
Cost of shares repurchased	(8,696,784)	(15,017,143)

Decrease in Net Assets From Fund Share Transactions	(7,849,664)	(8,606,723)

Decrease in Net Assets	(5,633,324)	(8,421,858)
NET ASSETS:
Beginning of period	37,013,139	45,434,997

End of period*	$31,379,815	$37,013,139

* Includes undistributed net investment income of:	$256,287	$108,840

See Notes to Financial Statements.

Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report         11

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class A Shares(1)	2006(2)		2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.45		$9.41		$9.98	$9.98	$10.04	$10.00

Income (Loss) From Operations:
Net investment income	0.25		0.41		0.40	0.44	0.45	0.48
Net realized and unrealized gain (loss)	0.60		0.02		(0.57)	—	(0.05)	0.05

Total Income (Loss) From Operations	0.85		0.43		(0.17)	0.44	0.40	0.53

Less Distributions From:
Net investment income	(0.21)		(0.39)		(0.40)	(0.44)	(0.46)	(0.49)

Total Distributions	(0.21)		(0.39)		(0.40)	(0.44)	(0.46)	(0.49)

Net Asset Value, End of Period	$10.09		$9.45		$9.41	$9.98	$9.98	$10.04

Total Return(3)	9.05%		4.72%		(1.77)%	4.45%	4.07%	5.40%

Net Assets, End of Period (000s)	$25,263		$30,171		$36,960	$41,220	$40,319	$41,824

Ratios to Average Net Assets:
Gross expenses	1.24	%(4)	1.08%		1.00%	0.92%	1.00%	0.91%
Net expenses	0.92	(4)(5)(6)	0.82	(5)(6)	0.99 (5)	0.92	1.00	0.91
Net investment income	5.09	(4)	4.33		4.10	4.39	4.48	4.80

Portfolio Turnover Rate	2%		11%		0%	9%	11%	11%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended November 30, 2006 (unaudited).

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	Effective August 1, 2005, the manager is waiving management fees and/or reimbursing expenses at the rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A to 0.75% of average net assets. The manager is waiving management fees and/or reimbursing expenses for Class B and Class C shares at the same rate as it waives fees and/or reimburses expenses for Class A.

See Notes to Financial Statements.

12         Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class B Shares(1)	2006(2)		2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.45		$9.41		$9.99	$9.98	$10.05	$10.00

Income (Loss) From Operations:
Net investment income	0.22		0.35		0.34	0.39	0.40	0.42
Net realized and unrealized gain (loss)	0.60		0.03		(0.58)	0.01	(0.06)	0.07

Total Income (Loss) From Operations	0.82		0.38		(0.24)	0.40	0.34	0.49

Less Distributions From:
Net investment income	(0.18)		(0.34)		(0.34)	(0.39)	(0.41)	(0.44)

Total Distributions	(0.18)		(0.34)		(0.34)	(0.39)	(0.41)	(0.44)

Net Asset Value, End of Period	$10.09		$9.45		$9.41	$9.99	$9.98	$10.05

Total Return(3)	8.72%		4.08%		(2.45)%	4.00%	3.38%	4.92%

Net Assets, End of Period (000s)	$3,108		$3,894		$5,389	$7,571	$9,694	$9,746

Ratios to Average Net Assets:
Gross expenses	1.86	%(4)	1.70%		1.60%	1.47%	1.54%	1.41%
Net expenses	1.53	(4)(5)(6)	1.44	(5)(6)	1.59 (5)	1.47	1.54	1.41
Net investment income	4.51	(4)	3.71		3.49	3.84	3.94	4.20

Portfolio Turnover Rate	2%		11%		0%	9%	11%	11%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended November 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Effective August 1, 2005, the manager is waiving management fees and/or reimbursing expenses at the rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A to 0.75% of average net assets. The manager is waiving management fees and/or reimbursing expenses for Class B and Class C shares at the same rate as it waives fees and/or reimburses expenses for Class A.

See Notes to Financial Statements.

Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report         13

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class C Shares(1)	2006(2)		2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.45		$9.41		$9.98	$9.97	$10.04	$10.00

Income (Loss) From Operations:
Net investment income	0.23		0.35		0.34	0.38	0.40	0.42
Net realized and unrealized gain (loss)	0.59		0.03		(0.57)	0.01	(0.07)	0.05

Total Income (Loss) From Operations	0.82		0.38		(0.23)	0.39	0.33	0.47

Less Distributions From:
Net investment income	(0.18)		(0.34)		(0.34)	(0.38)	(0.40)	(0.43)

Total Distributions	(0.18)		(0.34)		(0.34)	(0.38)	(0.40)	(0.43)

Net Asset Value, End of Period	$10.09		$9.45		$9.41	$9.98	$9.97	$10.04

Total Return(3)	8.81%		4.12%		(2.35)%	3.97%	3.35%	4.78%

Net Assets, End of Period (000s)	$3,009		$2,948		$3,086	$3,407	$3,494	$3,091

Ratios to Average Net Assets:
Gross expenses	1.71	%(4)	1.65%		1.60%	1.50%	1.57%	1.51%
Net expenses	1.39	(4)(5)(6)	1.39	(5)(6)	1.59 (5)	1.50	1.57	1.51
Net investment income	4.75	(4)	3.77		3.49	3.81	3.91	4.18

Portfolio Turnover Rate	2%		11%		0%	9%	11%	11%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended November 30, 2006 (unaudited).

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	Effective August 1, 2005, the manager is waiving management fees and/or reimbursing expenses at the rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A to 0.75% of average net assets. The manager is waiving management fees and/or reimbursing expenses for Class B and Class C shares at the same rate as it waives fees and/or reimburses expenses for Class A.

See Notes to Financial Statements.

14         Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Arizona Municipals Fund, Inc., a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Arizona, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

(e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

The manager waives investment management fees and/or reimburses expenses at the rate necessary to limit total annual operating expenses for Class A shares to 0.75% of average net assets. The manager waives investment management fees and/or reimburses expenses for Class B and Class C shares at the same rate as it waives fees and/or reimburses expenses for Class A. The manager may change or eliminate the voluntary expense limitation at any time.

16         Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

During the six months ended November 30, 2006, SBFM and LMPFA waived a portion of their investment management fee in the amount of $56,352. In addition, for the six months ended November 30, 2006, the Fund was reimbursed for expenses in the amount of $22.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There was a maximum initial sales charge of 4.00% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares increased from 4.00% to 4.25% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2006, LMIS and its affiliates did not receive sales charges from the Fund’s Class A shares. In addition, for the six months ended November 30, 2006, CDSCs paid to LMIS and its affiliates were approximately $3,000 for Class B shares.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Directors voted to discontinue offering the Plan to its members, effective January 1, 2007. This change will have no effect on fees previously deferred. As of November 30, 2006, the Fund had accrued $4,294 as deferred compensation under the Plan.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

3.	Investments

During the six months ended November 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$509,430

Sales	8,291,760

At November 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,844,856
Gross unrealized depreciation	—

Net unrealized appreciation	$1,844,856

At November 30, 2006, the Fund had the following open futures contracts:

Contracts to Sell	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
U.S. Treasury Bonds	35	3/07	$3,986,067	$4,003,125	$(17,058)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$21,313	$831	$18,579
Class B	10,960	153	4,004
Class C	10,534	312	308

Total	$42,807	$1,296	$22,891

18         Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5.	Distributions to Shareholders by Class

	Six Months Ended November 30, 2006	Year Ended May 31, 2006
Net Investment Income:
Class A	$604,957	$1,351,569
Class B	61,418	164,893
Class C	57,199	103,245

Total	$723,574	$1,619,707

6.	Capital Shares

At November 30, 2006, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2006		Year Ended May 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	48,916	$468,757	574,879	$5,398,508
Shares issued on reinvestment	27,916	272,958	73,043	687,461
Shares repurchased	(764,808)	(7,450,139)	(1,383,518)	(13,030,519)

Net Decrease	(687,976)	$(6,708,424)	(735,596)	$(6,944,550)

Class B
Shares sold	530	$5,079	996	$9,373
Shares issued on reinvestment	2,744	26,800	7,206	67,812
Shares repurchased	(107,198)	(1,034,857)	(168,824)	(1,589,710)

Net Decrease	(103,924)	$(1,002,978)	(160,622)	$(1,512,525)

Class C
Shares sold	3,393	$32,100	18,433	$173,558
Shares issued on reinvestment	4,241	41,426	7,834	73,708
Shares repurchased	(21,399)	(211,788)	(42,229)	(396,914)

Net Decrease	(13,765)	$(138,262)	(15,962)	$(149,648)

7.	Capital Loss Carryforward

As of May 31, 2006, the Fund had a net capital loss carryforward of $2,624,271, of which $637,666 expires in 2009, $60,095 expires in 2010, $230,432 expires in 2012 and $1,696,078 expires in 2013. These amounts will be available to offset any future taxable capital gains.

Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s

20         Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Additional Shareholder Information

Shareholder approval of a reorganization pursuant to which the Fund’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Managed Municipals Fund, Inc. (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund has been

22         Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

obtained. It is expected that the Fund will then be liquidated, and shares of the Acquiring Fund will be distributed to Fund shareholders on or about February 2, 2007.

Under the reorganization, Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that as a result of the reorganization, Fund shareholders will recognize no gain or loss for Federal income tax purposes.

Legg Mason Partners Arizona Municipals Fund, Inc. 2006 Semi-Annual Report         23

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 28, 2006, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement replaced the Fund’s prior management agreement with SBFM and was entered into in connection with an internal reorganization of the Manager’s, the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board members’ knowledge and familiarity gained as Fund Board members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board members noted that they had received and dis -

24         Legg Mason Partners Arizona Municipals Fund, Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

cussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board members’ review, which included careful consideration of the factors noted above, the Board members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board members further noted that the terms and conditions of the New Management Agreement are substantially

Legg Mason Partners Arizona Municipals Fund, Inc.         25

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

26         Legg Mason Partners Arizona Municipals Fund, Inc.

Additional Shareholder Information (unaudited)

Results of a Special Meetings of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to elect Board Members. The following table provides the number of votes cast for or withheld, as well as the number of abstentions as to the matter voted on at the Special Meeting of Shareholders.

Election of Board Members

Nominees	Votes For	Authority Withheld	Abstentions
Elliot J. Berv	2,060,921.942	69,550.693	0.000
A. Benton Cocanougher	2,054,844.655	75,627.980	0.000
Jane F. Dasher	2,091,105.387	39,367.248	0.000
Mark T. Finn	2,052,444.804	78,027.831	0.000
Rainer Greeven	2,064,607.994	65,864.641	0.000
Stephen Randolph Gross	2,062,377.498	68,095.137	0.000
Richard E. Hanson Jr.	2,059,625.294	70,847.341	0.000
Diana R. Harrington	2,053,589.820	76,882.815	0.000
Susan M. Heilbron	2,057,596.859	72,875.776	0.000
Susan B. Kerley	2,057,596.859	72,875.776	0.000
Alan G. Merten	2,064,607.994	65,864.641	0.000
R. Richardson Pettit	2,067,360.198	63,112.437	0.000
R. Jay Gerken, CFA	2,091,105.387	39,367.248	0.000

On January 19, 2007, a Special Meeting of Shareholder was held to approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Legg Mason Partners Arizona Municipals Fund, Inc. (the “Acquired Fund”), in exchange for shares of the corresponding Legg Mason Partners Managed Municipals Fund, Inc. (the “Acquiring Fund”) to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund. The following table provides the number of votes cast for, against, as well as the number of abstentions as to the matter voted on at the Special Meeting of Shareholders:

Approval of Agreement and Plan of Reorganization

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,711,841.585	120,521.331	72,380.343	0.00

Legg Mason Partners Arizona Municipals Fund, Inc.         27

Legg Mason Partners Arizona Municipals Fund, Inc.

DIRECTORS Dwight B. Crane Burt N. Dorsett R. Jay Gerken, CFA Chairman Elliot S. Jaffe* Stephen E. Kaufman Cornelius C. Rose, Jr.

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

*	Mr. Jaffe became Director Emeritus on December 31, 2006.

This report is submitted for the general information of the shareholders of Legg Mason Partners Arizona Municipals Fund, Inc., but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason

Investor Services, LLC

Member NASD, SIPC

FD0820 1/07	SR06-223

Legg Mason Partners

Arizona Municipals Fund, Inc.

LEGG MASON PARTNERS ARIZONA MUNICIPALS FUND, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Arizona Municipals Fund, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Arizona Municipals Fund, Inc.

Date: February 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Arizona Municipals Fund, Inc.

Date: February 7, 2007

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Arizona Municipals Fund, Inc.

Date: February 7, 2007